Exhibit 99.2

BANKFINANCIAL CORPORATION

FIRST QUARTER 2007

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Return on assets (ratio of net income to average total assets) (1)	0.42%	0.30%	0.68%	0.69%	0.78%
Return on equity (ratio of net income to average equity) (1)	2.03	1.48	3.34	3.43	3.82
Net interest rate spread (1)	2.98	2.91	2.86	2.84	2.92
Net interest margin (1)	3.84	3.74	3.71	3.62	3.65
Efficiency ratio	81.66	93.01	75.37	73.68	70.29
Noninterest expense to average total assets (1)	3.31	3.82	3.14	2.95	2.87
Average interest-earning assets to average interest-bearing liabilities	132.31	131.53	133.87	132.60	132.66
Offices	18	18	18	18	16
Employees (full time equivalents)	425	438	452	468	443

SUMMARY INCOME STATEMENT:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Total interest income	$23,793	$23,867	$24,244	$23,683	$22,292
Total interest expense	9,765	9,854	9,792	9,363	8,480

Net interest income before provision	14,028	14,013	14,452	14,320	13,812
Provision (credit) for loan losses	581	(537)	49	156	196

Net interest income	13,447	14,550	14,403	14,164	13,616
Noninterest income	2,042	2,533	2,658	2,587	2,731
Noninterest expense	13,122	15,390	12,895	12,457	11,628

Income before income tax	2,367	1,693	4,166	4,294	4,719
Income tax expense	716	486	1,371	1,390	1,579

Net income	$1,651	$1,207	$2,795	$2,904	$3,140

Basic earnings per common share	$0.08	$0.06	$0.12	$0.13	$0.14

Diluted earnings per common share	$0.08	$0.06	$0.12	$0.13	$0.14

NONINTEREST INCOME AND EXPENSE:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Noninterest Income:
Deposit service charges and fees	$835	$1,022	$1,142	$1,117	$917
Other fee income	461	507	466	482	461
Insurance commissions and annuities income	244	378	363	352	228
Gain on sales of loans	48	61	95	53	37
Gain (loss) on sales of investment securities	—	(43)	89	55	—
Gain on disposition of premises and equipment	6	1	—	1	393
Loan servicing fee income	211	227	230	237	244
Amortization and impairment of servicing assets	(95)	(121)	(120)	(146)	(61)
REO operations	—	1	(15)	(26)	(5)
Other	332	500	408	462	517

Total noninterest income	$2,042	$2,533	$2,658	$2,587	$2,731

Noninterest Expense:
Compensation and benefits	$8,437	$10,674	$8,241	$7,881	$7,673
Office occupancy and equipment	1,507	1,416	1,530	1,340	1,316
Advertising	228	243	396	389	165
Data processing	749	855	873	825	788
Supplies, telephone and postage	568	560	583	450	507
Amortization of intangibles	477	489	496	495	393
Other	1,156	1,153	776	1,077	786

Total noninterest expenses	$13,122	$15,390	$12,895	$12,457	$11,628

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
ASSETS:
Cash	$35,357	$38,286	$34,515	$31,475	$31,059
Interest-bearing deposits and short-term investments	30,947	29,051	2,964	1,566	11,129
Securities available for sale, net	106,884	117,853	157,396	251,927	245,641
Loans held for sale	143	298	605	1,882	86
Loans receivable, net	1,298,319	1,329,915	1,312,114	1,280,365	1,261,820
Federal Home Loan Bank stock	15,598	15,598	18,911	18,911	25,434
Premises and equipment	34,571	35,005	35,069	35,206	32,182
Intangible assets	31,750	32,227	32,727	33,387	18,720
Other assets	13,382	14,889	15,676	16,911	17,050

Total assets	$1,566,951	$1,613,122	$1,609,977	$1,671,630	$1,643,121

LIABILITIES AND EQUITY:
Deposits	$1,105,846	$1,129,585	$1,106,249	$1,137,664	$1,053,411
Borrowings	134,300	138,148	165,082	175,349	236,251
Other liabilities	17,218	19,374	12,763	23,901	20,331

Total liabilities	1,257,364	1,287,107	1,284,094	1,336,914	1,309,993
Stockholders’ equity	309,587	326,015	325,883	334,716	333,128

Total liabilities and stockholders’ equity	$1,566,951	$1,613,122	$1,609,977	$1,671,630	$1,643,121

CAPITAL RATIOS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
BankFinancial Corporation:
Equity to total assets (end of period)	19.76%	20.21%	20.24%	20.02%	20.27%
Tangible equity to tangible total assets (end of period)	18.10	18.58	18.59	18.39	19.36
BankFinancial FSB:
Risk-based total capital ratio	20.64	20.09	19.91	19.70	18.56
Risk-based tier 1 capital ratio	19.74	19.26	19.05	18.88	17.77
Tier 1 leverage ratio	15.51	15.05	14.95	14.33	13.83

Stock repurchases - $ (000’s)	$19,261	$3,960	$13,330	—	—
Stock repurchases – shares	1,131,974	226,600	750,700	—	—

COMMON STOCK AND DIVIDENDS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Stock Prices:
Close	$16.27	$17.81	$17.49	$17.30	$15.92
High	17.98	18.50	18.11	17.30	16.41
Low	16.10	17.23	16.31	15.15	14.55

Cash dividends paid	$0.07	$0.06	$0.06	$0.06	—

DEPOSITS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Non-interest-bearing demand	$122,422	$134,097	$130,491	$136,046	$105,251
Interest-bearing NOW	277,683	274,391	251,938	244,173	224,732
Money market	258,400	260,796	250,767	249,133	244,916
Savings	114,793	114,851	118,898	129,482	121,016
Certificates of deposit - Retail	321,444	323,957	330,794	333,389	303,362
Certificates of deposit - Wholesale	11,104	21,493	23,361	45,441	54,134

Total certificates of deposit	332,548	345,450	354,155	378,830	357,496

Total deposits	$1,105,846	$1,129,585	$1,106,249	$1,137,664	$1,053,411

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS:
One- to four-family residential real estate	$391,759	$397,545	$409,288	$402,097	$408,206
Multi-family mortgage loans	299,566	297,131	292,100	291,005	289,364
Nonresidential real estate	314,275	320,729	307,619	303,901	282,496
Construction and land loans	68,742	85,222	83,526	78,900	85,761
Commercial loans	90,103	89,346	84,947	76,070	69,702
Commercial leases	134,327	139,164	135,019	127,971	128,062
Consumer loans	3,361	3,869	3,989	4,019	2,041
Other loans (including municipal)	4,752	4,959	4,959	4,959	5,159

Total loans	1,306,885	1,337,965	1,321,447	1,288,922	1,270,791
Loans in process	154	148	113	934	174
Net deferred loan origination costs	2,402	2,424	2,478	2,478	2,563
Allowance for loan losses	(11,122)	(10,622)	(11,924)	(11,969)	(11,708)

Loans, net	$1,298,319	$1,329,915	$1,312,114	$1,280,365	$1,261,820

CREDIT QUALITY RATIOS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Nonperforming Loans and Assets:
Nonperforming loans	$8,759	$9,226	$8,469	$6,440	$3,192
Real estate owned	—	—	—	30	56

Nonperforming assets	$8,759	$9,226	$8,469	$6,470	$3,248

Asset Quality Ratios:
Nonperforming assets to total assets	0.56%	0.57%	0.53%	0.39%	0.20%
Nonperforming loans to total loans	0.67	0.69	0.64	0.50	0.25
Allowance for loan losses to nonperforming loans	126.98	115.13	140.80	185.85	366.79
Allowance for loan losses to total loans	0.85	0.79	0.90	0.93	0.92
Net charge-off ratio (1)	0.02	0.23	0.03	0.03	0.00

ALLOWANCE FOR LOAN LOSSES:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Beginning balance	$10,622	$11,924	$11,969	$11,708	$11,514
Allowance of acquired bank	—	—	—	212	—
Provision (credit) for loan losses	581	(537)	49	156	196
Loans charged off	(97)	(767)	(96)	(107)	(2)
Recoveries	16	2	2	—	—

Ending balance	$11,122	$10,622	$11,924	$11,969	$11,708

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Average total assets	$1,584,765	$1,611,689	$1,644,304	$1,688,410	$1,618,258
Average earning assets	1,481,465	1,486,033	1,544,356	1,588,219	1,533,951
Average total loans	1,323,345	1,328,482	1,320,016	1,288,063	1,260,870
Average investment securities	112,206	110,033	193,081	268,584	245,510
Average FHLB stock	15,598	18,299	18,911	24,717	25,434
Average other earning assets	30,316	29,219	12,348	6,855	2,137
Average interest-bearing deposits	981,956	980,771	982,859	1,006,818	932,918
Average total borrowings	137,715	149,001	170,804	190,935	223,359
Average interest-bearing liabilities	1,119,671	1,129,772	1,153,663	1,197,753	1,156,277
Average total stockholders’ equity	325,806	326,010	335,015	339,050	328,652

SELECTED YIELDS AND COST OF FUNDS (1):

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Average earning assets	6.51%	6.37%	6.23%	5.98%	5.89%
Average total loans	6.66	6.52	6.50	6.38	6.30
Average investment securities	5.51	5.43	4.62	4.38	4.12
Average FHLB stock	3.72	3.21	3.99	3.15	3.06
Average other earning assets	5.15	5.28	5.75	5.03	4.18

Average interest-bearing deposits	3.42	3.33	3.22	2.97	2.73
Average total borrowings	4.38	4.29	4.19	4.01	4.01
Average interest-bearing liabilities	3.54	3.46	3.37	3.14	2.97

Interest rate spread	2.98	2.91	2.86	2.84	2.92
Net interest margin	3.84	3.74	3.71	3.62	3.65

EARNINGS PER SHARE COMPUTATIONS:

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Net income	$1,651	$1,207	$2,795	$2,904	$3,140

Average common shares outstanding	23,924,011	24,384,369	24,556,236	24,466,250	24,466,250
Less: Unearned ESOP shares	(1,802,198)	(1,826,679)	(1,851,346)	(1,871,668)	(1,896,134)
Less: Unvested restricted stock	(637,882)	(730,208)	(210,082)	—	—

Weighted average common shares outstanding	21,483,931	21,827,482	22,494,808	22,594,582	22,570,116
Plus: Dilutive common shares equivalents	53,611	12,994	12,294	—	—

Weighted average dilutive shares outstanding	21,537,542	21,840,476	22,507,102	22,594,582	22,570,116

Number of antidilutive stock options excluded from the diluted earnings per share calculation	1,301,000	1,301,000	1,140,000	N.A.	N.A.

Weighted average exercise price of anti-dilutive option shares	$17.63	$17.63	$17.62	N.A.	N.A.

Earnings per basic share	$0.08	$0.06	$0.12	$0.13	$0.14

Earnings per diluted share	$0.08	$0.06	$0.12	$0.13	$0.14

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

The Company utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income for a period, adjusted to exclude these expenses, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income, adjusted to exclude these expenses, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income, adjusted to exclude these expenses, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense and the amortization of intangibles expenses described above furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense and the amortization of intangibles expense described above furthers the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS ENDED MARCH 31, 2007 AND 2006

	Three months ended March 31,
	2007	2006
Core Operating Income:
Net Income	$1,651	$3,140
Adjustments:
Equity-based compensation and benefits	1,261	384
Amortization of core deposit intangible	476	393
Tax effect on adjustments assuming 39.745% tax rate	(690)	(309)

Core Operating Income	$2,698	$3,608

Return on assets (ratio of net income to average total assets) (1)	0.42%	0.78%
Core return on assets (ratio of core operating income to average total assets) (1)	0.68%	0.89%

Return on equity (ratio of net income to average equity) (1)	2.03%	3.82%
Core return on equity (ratio of core operating income to average equity) (1)	3.31%	4.39%

Dilutive earnings per common share	$0.08	$0.14
Core dilutive earnings per common share	$0.13	$0.16

Core Noninterest Expenses:
Noninterest Expenses	$13,122	$11,628
Adjustments:
Equity-based compensation and benefits	(1,261)	(384)
Amortization of core deposit intangible	(476)	(393)

Core Noninterest Expenses	$11,385	$10,851

Noninterest expense to average total assets (1)	3.31%	2.87%
Core noninterest expense to average total assets (1)	2.87%	2.68%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	81.66%	70.29%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	70.85%	65.59%

(1)	Annualized

FOR THE LATEST FIVE QUARTERS

	2007	2006
	IQ	IVQ	IIIQ	IIQ	IQ
Core Operating Income:
Net Income	$1,651	$1,207	$2,795	$2,904	$3,140
Adjustments:
Equity-based compensation and benefits	1,261	3,542	996	455	384
Amortization of core deposit intangible	476	489	496	495	393
Tax effect on adjustments assuming 39.745% tax rate	(690)	(1,602)	(593)	(378)	(309)

Core Operating Income	$2,698	$3,636	$3,694	$3,476	$3,608

Return on assets (ratio of net income to average total assets) (1)	0.42%	0.30%	0.68%	0.69%	0.78%
Core return on assets (ratio of core operating income to average total assets)(1)	0.68%	0.90%	0.90%	0.82%	0.89%

Return on equity (ratio of net income to average equity) (1)	2.03%	1.48%	3.34%	3.43%	3.82%
Core return on equity (ratio of core operating income to average equity) (1)	3.31%	4.46%	4.41%	4.10%	4.39%

Dilutive earnings per common share	$0.08	$0.06	$0.12	$0.13	$0.14
Core dilutive earnings per common share	$0.13	$0.17	$0.16	$0.15	$0.16

Core Operating Expenses:
Noninterest Expenses	$13,122	$15,390	$12,895	$12,457	$11,628
Adjustments:
Equity-based compensation and benefits	(1,261)	(3,542)	(996)	(455)	(384)
Amortization of core deposit intangible	(476)	(489)	(496)	(495)	(393)

Core Noninterest Expenses	$11,385	$11,359	$11,403	$11,507	$10,851

Noninterest expense to average total assets (1)	3.31%	3.82%	3.14%	2.95%	2.87%
Core noninterest expense to average total assets (1)	2.87%	2.82%	2.77%	2.73%	2.68%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	81.66%	93.01%	75.37%	73.68%	70.29%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus noninterest income)	70.85%	68.65%	66.65%	68.06%	65.59%

(1)	Annualized